Exhibit 10.15




                      EOG RESOURCES, INC.
               CHANGE OF CONTROL SEVERANCE PLAN
        (As Amended and Restated Effective May 8, 2001)

     WHEREAS, EOG Resources, Inc. ("Company") desires to provide severance benefits to eligible employees terminated as a result of a Change of Control;

     NOW, THEREFORE, the Company hereby adopts the following terms and conditions of the EOG Resources, Inc. Change of Control Severance Plan ("Plan") for the benefit of its eligible employees.

Section 1  -   Eligible Employees
---------      ------------------
     The  benefits  provided pursuant to this  Plan  shall  be
available  to  all  Company (including  its  subsidiaries,  or
Affiliates) employees in the United States and on international assignment from the United States who meet all of the following requirements:

     (a) The employee is classified either as regular full-time or regular part-time and is not covered under any collective bargaining agreement with the Company or a subsidiary, or Affiliate, thereof.

     (b) The employee is Involuntarily Terminated on or within two years after a Change of Control of the Company.

     However, if any company, division, subsidiary, or Affiliate, or other business operation of the Company or its subsidiaries, or Affiliates is divested (whether in a stock or asset transaction) by the Company on or within two years after a Change of Control (such business segment being referred to herein as a "Divested Entity"), such divestiture shall not be deemed an Involuntary Termination of any employee employed by a Divested Entity, including an employer of divested assets. No eligible employee shall receive a severance benefit under the Plan if such employee receives an offer of employment at a location within fifty (50) miles from the employee's present work site and at the employee's same or higher rate of Base Pay or accepts an offer of employment at any rate of pay from a Divested Entity, including a purchaser, or Affiliate of a purchaser, of assets from the Company or any of its subsidiaries, or Affiliates. Employees of such a Divested Entity, including employees who accept an offer of employment from such a purchaser, or Affiliate of a purchaser, of assets, who remain employed by the Divested Entity subsequent to the divestiture shall not be eligible for benefits under the Plan merely by reason of the divestiture, but any such employee who is thereafter Involuntarily Terminated within twelve months of the closing date of the divestiture shall continue to be eligible for benefits under this Plan, subject to the provisions of Section 2(a)(ii).

Section 2  -   Benefits
---------      --------
     (a) Subject to Paragraph (c) of this Section 2, an eligible employee who is Involuntarily Terminated shall receive a
severance payment in an amount equal to the greater  of:   (1)
six (6) months of Base Pay, or (2) the aggregate sum of: (A) two weeks of Base Pay per Year of Service or portion thereof, plus (B) one month of Base Pay for each $10,000 or portion thereof of the employee's annual Base Pay, plus (C) one month of Base Pay for each five percent (5%) of such employee's annual bonus award opportunity, if any, or portion thereof under the Company's annual bonus program in effect immediately prior to the employee's Involuntary Termination.

     (i) Payment of the severance benefit provided above shall be made in cash in a lump sum within fifteen (15) days of the date the Company (or its subsidiaries or Affiliates, or a Divested Entity, as the case may be) receives the employee's executed release as provided for in Section 4.

     (ii) Notwithstanding anything to the contrary in this Plan, the amount of the severance payments provided under this Plan shall be in lieu of any other layoff or severance benefits of the Company or its subsidiaries, or Affiliates (not described in clauses (A) through (D) below), and shall be reduced by any severance payments receivable by the employee from (A) any individual contractual severance arrangement (whether under an employment contract, consulting agreement or other agreement) in effect between the employee and the Company or any of its subsidiaries, or Affiliates, or a Divested Entity, (B) any severance or layoff plan of any Divested Entity of the company, including a purchaser of assets, after divestiture of such entity, and (c) any monies or compensation payable to terminated employees by the Company or any of its subsidiaries, or Affiliates, or a Divested Entity pursuant to any governmental, statutory or regulatory program or scheme.

     (b)  For purposes of this Plan:

     (iii) "Base Pay" shall mean the employee's compensation from the Company or its subsidiaries, or Affiliates at the regular hourly, monthly or other applicable rate (such as a Benefit Rate) which is in effect immediately prior to the employee's Involuntary Termination.

     (iv) "Year of Service" with respect to regular full-time employees shall mean each aggregate period of 365 Days of Employment with the Company, or an Affiliate thereof, commencing with the employee's date of hire or rehire. A "Day of Employment" shall mean a day on which the employee is included in the current payroll records of the Company, or an Affiliate thereof. Days of Employment and Years of Service shall be aggregated under this Plan only so long as the period of continuous Days of Employment occurring prior to any interruption in such period is equal to or greater than the number of days of such interruption; otherwise, only the most recent continuous period of Days of Employment and Years of Service shall be counted under this Plan. Any period of authorized leave, layoff, or disability shall not count as an interruption in employment so long as an employee returns to work at the time such status ceases. A Day of Employment shall include a day during which an employee of the Company, or a subsidiary, or Affiliate, thereof, was included on the payroll records of any company acquired by the Company or its subsidiaries, or Affiliates. "Year of Service" with respect to a part-time employee shall mean the greatest number of aggregate years of service for which such employee is given credit for benefit accrual purposes under any single qualified retirement or pension plan of the Company, or an Affiliate thereof. For employees who have been on both regular full-time status and part-time or temporary status, Years of Service shall be computed separately for each status according to the foregoing rules and aggregated for total Years of Service.

     (c) The Aggregate Present Value (as defined below) of the benefit amount calculated as a lump sum under Paragraph (a) of this Section 2 on the Involuntary Termination Date shall not exceed the lesser of the following amounts:

     (i)  2.99 multiplied by the Base Amount as defined herein, or

     (ii) three times the sum of (A) and (B) where (A) equals employee's annual Base Pay immediately prior to the Change of Control Date and (B) equals 100% of employee's annual bonus target award, if any, under the Company's annual bonus program for the year in which the Change of Control Date occurs.

     For the purpose of this Section 2(c), "Aggregate Present Value" shall have the meaning provided under Section 1274(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code"). If any federal or state tax withholding is required to be made from such benefit amount, the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) may withhold the required amount from any benefit payable under the Plan.

     (d) If any payment or right accruing to Employee from the Company or an Affiliate, without the application of this
Section 2(d) ("Total Payments"), would constitute a "parachute
payment"  (as  defined  in  Section  280G  of  the  Code   and
regulations thereunder), the severance benefit payable under this Plan shall be reduced to the largest amount that will result in no portion of the amounts payable or rights accruing being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the
Code.   The  determination of whether  any  reduction  in  the
severance benefit payable is to apply shall be made by a public accounting firm chosen by the Company, at the expense of the Company. Such determination be made in good faith after consultation with Employee and shall be conclusive and binding on Employee. Employee shall cooperate in good faith with said accounting firm in making such determination and
providing  the  necessary information for this  purpose.   The
foregoing provisions of this Section 2(d) shall apply only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal, state or local income or employment tax, the Total Payments accruing to Employee would be less than the amount of the Total Payments as reduced under the foregoing provisions of this Section 2(d) and after
reduction   for  only  federal,  state  or  local  income   or
employment taxes.

(e) Any severance payment to which an eligible employee may become entitled under this Plan shall be reduced in proportion to any amounts received by the eligible employee under any other severance plan maintained by the Company (or its subsidiaries or Affiliates, or a Divested Entity) or any agreement entered into between the eligible employee and the Company (or its subsidiaries or Affiliates, or a Divested Entity).

Section 3  -   Involuntary Termination
---------      -----------------------
     For purposes of this Plan, "Involuntary Termination" or "Involuntarily Terminated" shall mean:

     (a) Termination of an eligible employee's employment with the Company (or its subsidiaries, or Affiliates, or a Divested Entity) at the election of the Company (or its subsidiary, or Affiliate, or the new owners of a Divested Entity) for any reason except a Termination for Cause, as defined below.

     (i) "Termination for Cause" shall mean termination at the election of the Company (or a subsidiary, or Affiliate, thereof or the new owners of a Divested Entity) by reason of the employee's (A) conviction of a felony involving moral turpitude (which, through lapse of time or otherwise, is not subject to appeal), (B) willful refusal without proper legal cause to perform employee's duties and responsibilities, (C) willfully engaging in conduct which the employee has, or in the opinion of the Company (or its subsidiary, or Affiliate, or the new owners of a Divested Entity) should have, reason to know is materially injurious to the Company (or a subsidiary, or Affiliate, or the new owners of the Divested Entity), (D) other extreme personal conduct such as, but not limited to, deliberate infliction of bodily injury to another employee while on duty, gross negligent lack of regard for safety rules and customs, or engaging in business activities directly in conflict with the Company's business, or (E) refusal to accept an alternative job for which employee is qualified within the Company or any of its subsidiaries, or Affiliates, (or, with respect to employees of a Divested Entity, within the business of the new owners of the Divested Entity), which does not involve a significant reduction in the employee's authority and responsibility, at the same salary or wage level and with other employee benefits comparable to those available to the employee prior to such alternative assignment and which does not involve relocation of more than 50 miles of the employee's primary place of work (provided, however, that the 50-mile relocation condition shall no longer apply after the employee has accepted any such relocation after the Change of Control
     Date).

     (b) "Termination for Good Reason" which, for purposes of the Plan, shall mean termination, by written notice from an eligible employee setting forth the particulars and delivered to and received by the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be), by the employee  of his employment with the Company (or  one  of  its
subsidiaries,  or  Affiliates,  or  a  Divested   Entity)   in
connection with or based upon and within 90 days of:

     (i) a significant reduction in the employee's authority and/or responsibilities, whether or not occurring solely as a result of the Company's ceasing to be a publicly traded entity; or

     (ii) a reduction in Employee's Base Pay or, excluding a reduction of benefits by reason of a divestiture described in
     Section 1, the failure to continue the employee's full participation in any employee benefit plan or program (unless replaced by a substantially comparable plan or program) in which employee is eligible to participate prior to the notification (other than as a result of the normal expiration of such plan or program), in each case other than as a part of a general program to reduce compensation or benefits on a proportional basis relative to all other employees of the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may
     be); or

     (iii) a relocation of the employee's primary place of work to a location more than 50 miles away from the employee's primary place of work at the time of the notice (provided, however, this clause (iii) shall no longer apply to an employee after he has accepted any such relocation after the Change of Control Date and the above referenced 90 day period has passed);

     provided, however, in any event the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) shall have a period of not less than thirty (30) days after the receipt of such written notice by the employee to remedy the situation. In the event the particular facts described by the employee in his or her notice do not constitute an Involuntary Termination, or the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) remedies the situation during such remedial period of time, the employee shall not be entitled to severance benefits under the Plan with respect thereto.

Section 4  -   Release
---------      -------
     Notwithstanding any other provision of this Plan, no eligible employee who is Involuntarily Terminated shall receive a severance benefit hereunder unless such employee (i) executes and returns to the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) within such time frame as determined by the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be), not to exceed forty-five (45) days after the later of
(x) the date of receipt of the release by the employee or (y) the Involuntary Termination Date, a written release in the form prescribed by the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) in its sole discretion from any and all claims pertaining to his or her employment and separation from employment with the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be), that may arise under applicable federal, state or local law, including, but not limited to, the Federal Age Discrimination in Employment Act, and (ii) does not subsequently revoke the foregoing release within seven (7) days after its execution and delivery to the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be). In the event the last day of these applicable time periods is not a Business Day, the period shall be extended until the next following Business Day. For purposes of this
Section 4, "Business Day" shall mean any day of the year except Saturday, Sunday and any day on which the Company (or its subsidiaries, or Affiliates, or a Divested Entity, as the case may be) is closed.

Section 5  -   Definitions
---------      -----------
     For purposes of this Plan, all capitalized terms shall have the meanings ascribed to them below or as defined elsewhere in this Plan:

     (a) "Affiliate" is used to indicate a relationship to a specified Person and shall mean a person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

     (b)  "Associate" is used to indicate a relationship with a
specified   Person   and  shall  mean  (i)  any   corporation,
partnership or other organization to which such specified Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class equity securities, (ii) any trust or other estate in which such specified Person has a substantial beneficial interest or as to which such specified Person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such specified Person, or any relative of such spouse, who has the same home as such specified Person or who is a director or officer of the Company or any of its parents or subsidiaries, or Affiliates, and (iv) any person who is a director or officer of such specified Person or any of its parents or subsidiaries, or Affiliates (other than the Company or any wholly-owned subsidiary, or Affiliate, of the Company).

     (c)  "Base Amount" shall have the meaning provided under
Section 280G(b)(3) of the Code and applicable regulations issued thereunder.

     (d) "Beneficial Owner" shall be defined by reference to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; provided, however, and without limitation, any individual, corporation, partnership, group, association or other person or entity which has the right to acquire any Voting Stock at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be the Beneficial Owner of such Voting Stock.

     (e)  "Change of Control" means:

          (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of
20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this clause (1), the following acquisitions shall
not  constitute  a  Change of Control:   (i)  any  acquisition
directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or
any   Affiliated  Company  or  (iv)  any  acquisition  by  any
corporation pursuant to a transaction that complies with subclauses (A), (B) and (C) of clause (3) of this definition;

     (2) Individuals who, as of May 8, 2001, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

     (3) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or stock of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entitles that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination
(including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries, or Affiliates) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person
(excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business
Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;
or

     (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     (f) "Change of Control Date" shall mean the day on which a Change of Control becomes effective.

     (g) "Involuntary Termination Date" shall mean employee's last date of employment by reason of an Involuntary Termination.

     (h) "Permanent Disability" shall mean such permanent disability that qualifies employee for benefits under Company's long-term disability benefit plan covering the employee at the time.

     (i) "Person" shall mean an individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

     (j) "Voting Stock" shall mean all outstanding shares of capital stock of the Company entitled to vote generally in elections for directors, considered as one class; provided, however, that if the Company has shares of Voting Stock entitled to more or less than one vote for any such share, each reference to a proportion of shares of Voting Stock shall be deemed to refer to such proportion of the votes entitled to be cast by such shares.

Section 6  -   Named Fiduciary
---------      ---------------
     The Company shall be the named fiduciary for purposes of carrying out the operation and administration of this Plan. The Company may designate one or more of its employees to carry out the fiduciary responsibilities of the Company under this Plan.

Section 7  -   Funding
---------     ---------
     All funds required to provide for payments to be made under this Plan shall come from the general assets of the Company and its subsidiaries, or Affiliates.

Section 8  -   Amendment and Termination
---------      -------------------------
     This Plan may be amended or terminated by the separate approval of the Board of Directors of the Company and the Compensation Committee of the Board of Directors of the Company at any time for any reason; provided, however, no termination of this Plan shall occur, and no amendment shall reduce or restrict the benefits provided hereunder for two years following a Change of Control Date. Notwithstanding the above, the Plan may only be terminated or amended to the detriment of employees of the Company (its subsidiaries or Affiliates, or a Divested Entity) upon giving at least two years' notice to employees affected by the termination or amendment of the Plan. Termination or amendment of the Plan shall not affect the rights of employees who are Involuntarily Terminated prior to the date such termination or amendment is approved.

Section 9  -   Death, Disability or Retirement
---------      -------------------------------
     In the event of the employee's death, retirement, or Permanent Disability following the employee's Involuntary Termination Date, the employee or the employee's legal representatives shall be entitled to receive the balance of any unpaid amounts payable under this Plan. In no event will the employee or the employee's legal representatives receive payments under this Plan if the employee dies, retires or
becomes   Permanently  Disabled  prior  to   his   Involuntary
Termination Date.

Section 10  -  No Right to Employment
----------     ----------------------
     This Plan does not constitute or imply a contract between the Company and its employees. Further, this Plan creates no Company obligation nor any individual obligation, right, privilege, term, or condition of employment. The Company (or a subsidiary, or

Affiliate, thereof) may at any time dismiss an employee from employment, free from any liability or any claim under this Plan unless otherwise expressly provided in the Plan.

Section 11  -  Governing Law
----------     -------------
     The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law, and to the extent not preempted thereby, with the laws of the State of Texas notwithstanding any conflict of law principles.

Section 12  -  Severability
----------     ------------
     If any provision of this Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, such provision shall be construed or deemed amended to conform to applicable laws. If it cannot be so construed or deemed amended without, in the sole determination of the Company, materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction and the remainder of the Plan shall remain in full force and effect.

Section 13  -  Claims
----------     ------
     All claims for benefits under the Plan by an eligible employee shall be made in writing to the Company within sixty
(60) days of the date of the alleged occurrence giving rise to the claim. If the Company, or any person(s) designated for the purpose of claims resolution, believes that the claim should be denied, the claimant shall be notified in writing of the denial of the claim within thirty (30) days after the Company's receipt of the claim. Such notice shall:

     (a) set forth the specific reason or reasons for the denial, making reference to the pertinent provisions of the Plan on which the denial is based;

     (b)  describe any additional material or information that
should  be  received  before  the  claim  may  be  acted  upon
favorably  and  explain  the  reason  why  such  material   or
information, if any, is needed; and

     (c)  inform the claimant of his or her right pursuant to this
Section 8 to request review of the decision by the Company.

     A claimant who believes that he or she has submitted all available and relevant information may appeal the denial of a claim to the Company by submitting a written request for review within sixty (60) days after the date on which such denial is received. The person making the request for review may examine the Plan documents and the request for review may discuss any issues relevant to the claim. The Company shall decide whether or not to grant the claim within thirty (30) days after receipt of the request for review, but this period may be extended by the Company for up to an additional thirty
(30) days in special circumstances. The Company's decision shall be in writing, shall include specific reasons for the decision, and shall refer to pertinent provisions of the Plan on which the decision is based.

     Any and all disputes that may arise between the Company and the claimant following the exhaustion of the claims procedures provided for under the Plan shall be resolved by a court of competent jurisdiction.

Section 14  -  Effective Date
----------     --------------
     This amended and restated Plan is effective as of May 8, 2001.

IN WITNESS WHEREOF the Company has executed this Plan effective as of the date above written.

                              EOG RESOURCES, INC.


                              By:   /s/ PATRICIA EDWARDS
                                  --------------------------
                              Title:  V.P. Human Resources,
                                      Administration and
                                      Corporate Secretary



Attest:  /s/ VICKIE L. GRAHAM
       -------------------------